AMENDMENT
TO
STOCK OPTION AGREEMENT

This Amendment to Stock Option Agreement (this “Amendment”), is made and entered into as of June 13, 2008, by and between VioQuest Pharmaceuticals, Inc., a Delaware corporation (the “Company”), and ______________ (“Optionee”).

BACKGROUND

A. WHEREAS, the Company and Optionee entered into that certain Stock Option Agreement, dated as of _______________ (the “Agreement”), pursuant to which the Company granted Optionee options under its 2003 Stock Option Plan (the “Plan”) to purchase up to an aggregate of __________ shares of the Company’s common stock, $.001 par value per share (the “Common Stock”), at an exercise price of $______ per share;

B. WHEREAS, the parties hereto hereby agree to amend the exercise price of the option subject to the Agreement as set forth in this Amendment.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and certain other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby amend the Agreement as follows:

1. Amendment of Exercise Price. Notwithstanding anything to the contrary contained herein, from and after the date hereof, the per share exercise price applicable to the Shares subject to the Option shall be $0.54, subject to adjustment as provided in the Plan.

2. Miscellaneous.

(a) Entire Agreement. This Amendment, the Agreement and the Plan embody the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Amendment supersedes all prior agreements and the understandings between the parties with respect to the subject matter contained herein.

(b) Defined Terms. Except as otherwise expressly provided, or unless the context otherwise requires, all capitalized terms used herein have the meanings ascribed to them in the Agreement.

(c) Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute but one and the same document.

(d) Ratification and Reaffirmation of Agreement. Except as expressly set forth herein, this Amendment shall not by implication or otherwise alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.

VioQuest Pharmaceuticals, Inc.:

By:
Michael Becker, M.D.
Its: CEO and President

Optionee:

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